SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement                  COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Additional Materials             RULE 14A-6(E)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-13


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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


    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    4) Date Filed:

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
                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                         SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                 AUGUST 24, 2004
                                    10:00 AM

                               1735 NE 70th Avenue
                               Ankeny, Iowa 50021


Dear Participant:

     At a special Board of Trustees meeting on July 12, 2004, the Board considered and approved operational changes to the way we elect Trustees and called a meeting of Participants to implement them. This action was in response to the regulatory impact of IPAIT's registration as an investment company under the Investment Company Act of 1940 ("1940 Act") and comments made by the Securities and Exchange Commission ("SEC") following an exam last January.

     IPAIT has been registered as an investment company with the SEC since 1993 and was and is subject to compliance with 1940 Act and the rules adopted by the SEC. While the Board and legal counsel believe that the historical procedures for the election of Trustees were adequate and complied with the law, to resolve these issues the Board determined to implement the new procedures.

     The primary operational change is that the Trustees will now be directly elected by the Participants on a one vote per Unit basis, instead of being elected at the annual meetings of the Associations. The Board will still be comprised of nine Trustees representative of the municipalities, counties and utilities that participate in IPAIT. The terms of the Trustees will still be three years and the terms will still be staggered so that three Trustees are reappointed and or elected each year.

     In addition, at the meeting the Board considered and approved a proposal to change the fundamental investment policies of IPAIT to permit investment by both the Direct Government Obligation Portfolio and the Diversified Portfolio in securities with maturities up to 397 days as permitted by Rule 2a-7 under the 1940 Act. This change conforms the investment policies of IPAIT to the Iowa code. Previously we were more restrictive than what the Iowa code allowed and what is allowed under federal law.

     In order to implement the new Trustee election procedures we determined to hold a special meeting of Participants before our next regularly scheduled Board meeting on August 25. Under the 1940 Act, IPAIT must provide the Participants the right in certain situations to approve the selection of auditors, the investment advisory agreement with the investment adviser and any Rule 12b-1 plans applicable to it. A Rule 12b-1 plan is a plan that permits a fund to pay fees and other costs from its assets in furtherance of its distribution. Since we were having the meeting, we decided to provide Participants the opportunity to vote on these approvals as well. Consequently, in addition to electing the Trustees and seeking the approval of the change in the fundamental investment policies to permit investment in securities with maturities of up 397 days, we have included proposals to approve the Advisor Agreement between IPAIT and Investors Management Group, Ltd. ("IMG"), IPAIT's Rule 12b-1 Plan and the selection of our auditors, KPMG LLP.

     In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the SPECIAL MEETING OF PARTICIPANTS OF IOWA PUBLIC AGENCY INVESTMENT TRUST ("IPAIT") TO BE HELD IN THE AUDITORIUM AT THE OFFICES OF THE IOWA ASSOCIATION OF MUNICIPAL UTILITIES AT 1735 NE 70TH AVENUE, ANKENY, IOWA 50021 ON AUGUST 24, 2004, AT 10:00 AM LOCAL TIME. A NOTICE OF THE MEETING AND A PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS, INFORMATION ABOUT THE TRUSTEES AND HOW TO VOTE IS ENCLOSED.

     YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also FAX IT TO US TOLL-FREE AT 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

     IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We need to receive your card or FAX no later than August 23, 2004.

     THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE ALL OF THE PROPOSALS.

                                               Sincerely,

Dated: August 11, 2004                         /s/ Don Kerker
                                               ---------------------------------
                                               Chairman of the Board of Trustees

                    NOTICE OF SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                 AUGUST 24, 2004

     NOTICE IS HEREBY GIVEN that a Special Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 24, 2004 in the auditorium at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa 50021 at 10:00 am local time for the following purposes:

     1.   To ratify and approve the election the Board of Trustees.

     2.   To ratify the selection of KPMG LLP as IPAIT's auditors.

     3.   To approve IPAIT's Advisor Agreement with Investors Management Group,
          Ltd.

     4.   To approve IPAIT's Rule 12b-1 Plan.

     5. To approve a change in the fundamental investment policy of the Direct Government Obligation Portfolio and Diversified Portfolio which permits the Portfolios to invest in securities that have maturities up to 397 days.

     6. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     The Board of Trustees of IPAIT fixed the close of business on July 30, 2004 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the "Portfolios") are entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

     YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 23, 2004.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                               By Order of the Board of Trustees

                                               /s/  Robert Haug

                                               SECRETARY

Des Moines, Iowa
Dated:  August 11, 2004

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                                1415 28TH STREET
                               CENTURY II BUILDING
                                    SUITE 200
                        WEST DES MOINES, IOWA 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF PARTICIPANTS

                               -----------------

                               GENERAL INFORMATION

     We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Special Meeting of Participants to be held at 1735 NE 70th Avenue, Ankeny, Iowa 50021 on August 24, 2004, at 10:00 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about August 11, 2004.

     Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

     (1)  read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

     (3) sign, date and return the Proxy by mail in the postage-paid, return envelope provided, or

     (4)  fax the Proxy toll-free to fax number 866-260-0246.

     If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT AT 1415 28TH STREET, CENTURY II BUILDING, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.


                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

     As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:


     1.   Election of Trustees

     2.   Ratification of the selection of KPMG LLP as IPAIT's auditors

     3. Approval of the Advisor Agreement with Investors Management Group, Ltd. ("IMG")

     4.   Approval of IPAIT's Rule 12b-1 Plan

     5. Change in the Fundamental Investment Policy of the Portfolios to permit investment in securities with maturities up 397 days


We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

WHO CAN VOTE AT THE MEETING?

     The Board of Trustees has set July 30, 2004 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees and the ratification of the selection of KPMG LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the combined Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

     If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

     If you attend the Meeting, you may deliver your completed proxy card or vote in person. You mail either mail the proxy card to us in the envelope provided or you may fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the combined Units of the Direct Government Obligation Portfolio and the Diversified Portfolio voting at the meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

     The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the combined outstanding Units of the Portfolios voting at the meeting.

     The approval of the Advisor Agreement requires the approval of a majority of the outstanding Units of each of the Portfolios voting separately at the meeting.

     The approval of the Rule 12b-1 Plan requires the approval of a majority of the outstanding Units of each of the Portfolios voting separately at the meeting.

     The approval of the change in the fundamental investment policy allowing securities with maturities up to 397 days requires the approval of a majority of the outstanding Units of each of the Portfolios voting separately at the meeting.

     Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the July 12, 2004 Board of Trustees meeting, the Board determined to make changes in the procedures it follows for the election of Trustees to remove any ambiguity with compliance with the Investment Company Act of 1940 (the "1940 Act"). Previously, Participants elected Trustees annually at annual meetings of their respective associations - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC) (collectively the "Associations"). Going forward, if their election is required by the 1940 Act, the Trustees will be elected at special or annual meetings of IPAIT, pursuant to the call of the Board of Trustees. In this election and in any future elections, each Participant will be entitled to vote that number of Units it owns of record in both of the Portfolios as of the record date.

     The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies (and their associations - ILC, IAMU, and ISAC) that have historically participated in IPAIT - Iowa counties, cities (municipalities), and municipal utilities, with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three-year term and three Trustees are reappointed or elected each year (one each from group).

     The persons named below are nominees for election as Trustees to hold office until the next meeting of Participants at which Trustees are elected or until a successor has been elected and qualified. Each person listed is presently a Trustee of IPAIT. The year that the term for each Trustee will end is specified in the table. All nominees are non-interested and independent. Each of the persons listed below has consented to being named in this Proxy Statement and has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.


 NAME, CONTACT, ADDRESS   POSITION      TERM OF          PRINCIPAL        NUMBER OF         OTHER
        AND AGE           HELD WITH    OFFICE AND   OCCUPATIONS DURING    PORTFOLIOS    DIRECTORSHIPS
                            IPAIT      LENGTH OF      PAST FIVE YEARS    OVERSEEN BY   HELD OUTSIDE OF
                                      TIME SERVED                          DIRECTOR         IPAIT
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Robert Hagey              Trustee     Term ending   Sioux County              2              None
                                      2005          Treasurer
210 Central Ave. SW
Orange City, IA 51041                 Served
                                      since 1993
Age 53
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Thomas Hanafan            Trustee,    Term ending   Council Bluffs            2              None
                          Vice Chair  2006          Mayor

209 Pearl Street
Council Bluffs, IA 51503              Served
                                      since 1992
Age 56
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Donald Kerker             Trustee,    Term ending   Director of               2              None
                          Chair       2005          Finance, Muscatine
                                      Served        Power and Water
3205 Cedar Street                     since 1999
Muscatine, IA 52761

Age 53
-----------------------   ---------   -----------   ------------------    ----------   ---------------


----------------------   ---------   -----------   ------------------    ----------   ---------------
Dianne Kiefer             Trustee,    Term          Wapello County            2              None
                          Second      ending  2007  Treasurer
                          Vice Chair
101 W. Fourth Street,
Ottumwa, IA 52501                     Served        College
                                      since 2000    Instructor, Buena
                                                    Vista University
Age 54
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Floyd Magnusson           Trustee     Term ending   Webster County            2              None
                                      2006          Supervisor
703 Central Avenue
Fort Dodge, Iowa 50501                 Served
                                      since 2000
Age 78
-----------------------   ---------   -----------   ------------------    ----------   ---------------

Craig Hall                Trustee     Term ending   Manager, Brooklyn         2              None
                                      2007          Municipal Utilities
138 Jackson St.
Brooklyn, Iowa                         Served
                                      since 2004
Age 52
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Leon Rodas                Trustee     Term ending   General Manager,          2              None
                                      2006          Spencer Municipal
                                                    Utility
712 North Grand Avenue
P.O. Box 222                           Served
Spencer, IA 51301-0222                since 2003

Age 51
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Jody Smith                Trustee     Term ending   Director of               2              None
                                      2007          Administrative
                                                    Services, West Des
P.O. Box 65320                                      Moines City Clerk
West Des Moines, IA                    Served
50266                                 since 1994

Age 51
-----------------------   ---------   -----------   ------------------    ----------   ---------------
Susan Vavroch             Trustee     Term ending   Cedar Rapids City         2              None
                                      2005          Treasurer
50 Second Ave. Bridge
Cedar Rapids, IA 52401                 Served
                                      since 2003
Age 46
-----------------------   ---------   -----------   ------------------    ----------   ---------------

The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

     During the fiscal year ended June 30, 2004, the Company's Board of Trustees held four meetings. All incumbent Trustees of the Company attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer and the Secretary. In the fiscal year ending June 30, 2004, the Executive committee met three times.

     The Executive Committee functions as the Audit Committee. However, the full Board of Trustees considers and approves the engagement of the independent auditors.

     There is no Nominating Committee as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

     As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

     The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. The Company has no pension or retirement plans for its Directors.

     A Participant may nominate an individual for election to the Board of Directors at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting;
(3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than August 10 and no later than August 23, 2004. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.


                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     Although not required to do so, the Board of Trustees seeks your ratification of the appointment of KPMG LLP as IPAIT independent auditors for the fiscal year ending June 30, 2004. At a meeting held on August 27, 2003, the Board of Trustees selected KPMG LLP as independent auditors of IPAIT. At the meeting of the Board of Trustees to be held August 25, 2004, KPMG LLP is expected to be reappointed as the independent auditors for the 2004/2005 fiscal year. The Board of Trustees intends to solicit request for proposals from other qualified accounting firms to act as IPAIT independent auditors beginning with the 2005/2006 fiscal year.

     The Board of Trustees believes that the Participants should have the opportunity to vote to ratify the selection of KPMG LLP. If the appointment is not ratified, the Board will meet to select new independent auditors. Such selection of new auditors will be submitted to Participants for their ratification at either the Special Meeting or at a future meeting of Participants. IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2004 and June 30, 2003).

                                                           2004        2003

Audit Fees................................................$12,300    $13,600
Tax Fees..................................................$   950    $   900
                                                          -------    -------
Total Fees................................................$13,250    $14,500

The Tax Fees included those specific charges billed by KPMG LLP and paid by IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to IMG.

THE BOARD OF TRUSTEE RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.


                                   PROPOSAL 3

                       APPROVE ADVISOR AGREEMENT WITH IMG

     IMG, 1415 28th Street, West Des Moines, Iowa 50266 has served as IPAIT's investment adviser since IPAIT was organized. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A., ("AIG"), which is a wholly owned subsidiary of AMCORE Financial, Inc. ("AMCORE"), a publicly traded bank holding and financial services company. AIG's and AMCORE's address is 501 Seventh Street,Rockford, IL 61110-0037. The original investment advisory agreement was approved by the Board of Trustees on October 22, 1987. In 1994, due to changes in Iowa law relating to the investment of funds held by public agencies in Iowa, IPAIT registered with the Securities and Exchange Commission as an investment company. In 1997 the Investment Advisor Agreement between IPAIT and IMG was approved by the Participants in connection with the acquisition of IMG by AMCORE Investment

Group, N.A. On August 27, 2003, the current form of Adviser Agreement, which is attached hereto as Appendix A was approved by the Board of Trustees. In January 2004, the SEC conducted an exam of IPAIT and questioned whether the procedures followed by IPAIT for the election of Trustees since its inception, complied with the requirements of 40 Act. Under the 1940 Act, if the Board of Trustees was improperly elected, then all subsequent actions required to be taken by the Board of Trustees under the 1940 Act would be deemed invalid, rendering the past annual approvals of the Advisor Agreement invalid. While the Board of Trustees and IPAIT's legal counsel disagree with the SEC's position, the Board of Trustees determined to change its procedures for the election of Trustees, as described in Proposal 1, and hold a special meeting of Participants to elect Trustees and consider such other business as may be appropriate. In considering other business, IPAIT's legal counsel and the SEC suggested that the Participants also be given the opportunity to ratify the approval of the Adviser Agreement. To satisfy these concerns the Board of Trustees agreed to submit the Adviser Agreement to Participants for approval.

     As noted above, the Board of Trustees last considered and approved the Adviser Agreement at their annual meeting held on August 27, 2003. At this same meeting the Board of Trustees also considered and approved all of IPAIT's agreements with its service providers and conducted an assessment and evaluation of the services provided by IMG and Wells Fargo, N.A., IPAIT's custodian. In performing this assessment and evaluation the Board of Trustees asked IMG to provide a wide array of information about (i) the quality and nature of IMG's services, including the qualification and experience of IMG investment management and administrative staff, IPAIT's investment performance compared to other similar funds, data regarding the investment advisory fees, other administrative fees and overall fees paid by IPAIT compared to other comparable investment alternatives and other comparable public fund pools in other states and a detailed satisfaction and needs survey of the Participants conducted by an unrelated third party. The data from the client survey was compiled from responses from over one third of the Participants. The Board also considered a proposed new fee structure that reduced the investment advisory fees and administrative services fees paid to IMG.

     With respect to the quality and nature of IMG's services, the information indicated that five members of the IMG service team had worked on IPAIT for more than ten years and that seventeen employees spent a significant portion of their day working on IPAIT services. Furthermore, it was noted that IMG employees are cross-trained to provide service redundancy. A complete overview of the education and experience of IMG's principal employees and compliance personnel was provided.

     With respect to the performance of the DGO and Diversified Portfolios, the information provided demonstrated that both Portfolios performed better than the benchmark indices against which they were compared for the period from May of 2002 through July of 2003. This included comparisons of performance against the IBC US Government and Agency Fund Index for the Diversified Fund and the IBC US Treasury and Repo Fund Index for the DGO Fund. IBC is a national nonprofit organization that compiles and publishes yield and operating data on mutual funds.

     With respect to the advisory and other fees paid by IPAIT to IMG and its other service providers, information was provided that compared IPAIT fees against similar registered money market funds and non-registered public funds programs operated in other states that had similar characteristics. Based on information provided by IBC the average total fees for funds comparable to the Diversified Portfolio were 72 basis points (.72 %) and 74 basis points (.74%) for funds comparable to the DGO Portfolio. Total fees for the Diversified Portfolio in 2003 at the highest breakpoint fees were projected to be 58 basis points (.58%) and in 2004 under the new fee structure were forty-nine basis points (.49%) for the same breakpoint.

     As to the specific advisory fees paid to IMG, information provided by Lipper Analytical Services, Inc. indicated that the average advisory fees paid by registered money market funds comparable to the Diversified Portfolio were 16 basis points (.16%) and for the DGO Fund were 14 basis points. For 2003 the Diversified Portfolio and the DGO Portfolio paid IMG 15 basis points (.15%) for assets under $150 million declining to 8 basis points (.08%) for assets over $300 million and in 2004 the new fee was 12 basis points (.12%) for assets under $150 million declining to 7 basis points (.07%) for assets over $250 million. Information was also provided comparing total fees and advisory fees of similar programs operated in the states of Illinois and Minnesota. These programs are not registered with the SEC and have slightly different characteristics. No information about performance with respect to these programs was available. The information about these programs indicated that the fees paid by IPAIT to IMG for advisory and administration were higher, but roughly comparable to the fees paid by these programs.

     As to the satisfaction and needs survey of the Participants conducted by an unrelated third party, the survey followed a similar survey performed in 1993 and reported on the responses of approximately one third of the Participants. In summary the survey indicated that ninety three percent (93%) of the Participants placed their overall satisfaction with IPAIT in the top two levels of evaluation and seventy three percent (73%) were in the highest level of evaluation - "very satisfied" with IPAIT.

     After consideration of this information, the Board of Trustees concluded that the compensation payable under the Advisor Agreement was fair and reasonable with respect to each of the Direct Government Obligation Portfolio and the Diversified Portfolio and their unit holders in light of the services to be provided and that the Advisor Agreement between IPAIT be approved.

     The Advisor Agreement is attached to this Proxy Statement as Appendix A. The following summary of the essential terms of the agreement is qualified in its entirety by reference to the agreement.

     Term: The Advisor Agreement is effective for the period January 1, 2004 through December 31, 2006, subject to annual approval of the Board of Trustees as required by the 40 Act and the right of the Board of Trustees to terminate the agreement at anytime on 60 days prior notice. The Advisor agreement terminates automatically in the even of its assignment.

     Duties: IMG shall continuously supervise IPAIT's investment program and determine what investments shall be purchased or sold and place all orders for the purchase and sale of investments. IMG shall also attend all meetings of the Participants and Trustees and assist with or conduct workshops and other informational meetings organized or sponsored by IPAIT. IMG will furnish information to the Board of Trustees as they may require and evaluate performance of the IPAIT's various service providers. IMG will directly consult with Participants and provide advice to them regarding their cash management programs. IMG also is responsible for monitoring compliance with the amortized cost method of valuing IPAIT's assets (Rule 2a-7) and also complying with laws and regulations applicable to IPAIT. IMG also provides program support and support services including the services of a representative that works directly with participants and who provides annual and quarterly reports to the Trustees regarding these activities as well as recommendations for other services.

Compensation: IPAIT pays to IMG a monthly fee computed at an annual rate of .12% of the average daily assets of the combined Direct Government Obligation Portfolio and the Diversified Portfolio up to $150,000,000. If either the Direct Government Obligation Portfolio or the Diversified Portfolio's average daily assets are greater than $150,000,000 but less than $250,000,000 then as to that Portfolio, the fee the amount over $150,000,000 is .095%. For average assets over $250,000,000, the fee is .0.07%.

Expenses: IMG pays various expenses from its fees in connection with its services to IPAIT. These include printing and postage costs of the Information Statement, proxy material and reports sent to Participants. In addition IMG pays for administrative costs of IPAIT associated with its performance under the agreement. IPAIT pays for all other costs and expenses including interest and taxes, brokerage commissions, compensation, if any, of Trustees, legal audit and accounting expenses, custodian charges, insurance, meeting expenses, other operations expenses directly incurred by IPAIT and authorized by the Board of Trustees and other non reoccurring expenses, including obligations to indemnify the Trustees.

Indemnity and Limitations of Liability: IPAIT does not indemnify or hold harmless IMG for any acts or liabilities. IMG indemnifies and holds harmless IPAIT against damages, claims, liability, and costs, including attorney's fees, proximately caused by IMG's negligent error or omission in the performance of professional services within the responsibility of IMG or as to any breach of duty or obligation assumed by or required of IMG under the agreement.

Insurance: IMG is required to purchase and maintain a variety of insurance coverages with specified limits covering its operations, including insurance coverage for workers compensation, general commercial liability, automobile liability and banker's professional coverage.

For the fiscal years ending June 30, 2004 and 2003, IPAIT paid IMG $346,989.75 and $480,357.40, respectively, in fees under the Advisor Agreement. For the fiscal year ending June 30, 2003, IPAIT paid to IMG a monthly advisory fee computed at an annual rate of .15% of the average daily assets of the combined Direct Government Obligation Portfolio and the Diversified Portfolio up to $150,000,000. If either the Direct Government Obligation Portfolio or the Diversified Portfolio's average daily assets was greater than $150,000,000 but less than $300,000,000 then as to that Portfolio, the fee the amount over $150,000,000 was .125%. For average assets over $300,000,000, the fee was .08%.
Had the new advisory fee been in effect for the year ended June 30, 2003, IPAIT would have paid IMG $374,366.00 in fees for that year.

In addition to the advisory fees paid to IMG under the Advisor Agreement, IMG is also paid fees under an Administrator Agreement for various services in connection with operating IPAIT on a daily basis. This Agreement was also approved by the Board of Trustees on August 27, 2003, but is not required to be approved by the Participants under the 40 Act. As a result the Board of Trustees is not submitting it to the Participants for approval.

IMG Directors and Officers

James I. Mackay is a Director and is the President and principal executive officer of IMG. Mr. Mackay's principal occupation is serving as President of IMG. Amy Mitchell is a Director and is Vice President of IMG. Ms. Mitchell's principal occupation is Vice President and Director of Administration for IMG. Jeffrey Lorenzen is a Director and Secretary/Treasurer of IMG. Mr. Lorenzen's principal occupation is Chief Investment Officer for IMG. Patricia M. Bonavia is a Director and is Assistant Secretary of IMG. Ms. Bonavia's principal occupation is President of AMCORE Investment Services Inc. Mr. Mackay's, Ms. Mitchell's and Mr. Lorenzen's business is1415 28th Street, West Des Moines, Iowa 50266. Ms. Bonavia's business address is , 501 Seventh Street,Rockford, IL 61110-0037.

THE BOARD OF TRUSTEES RECOMMENDS THE PARTICIPANTS VOTE FOR APPROVAL OF THE ADVISOR AGREEMENT. IF THE PARTICIPANTS DO NOT APPROVE THE ADVISOR AGREEMENT, THE BOARD OF TRUSTEES WILL CONSIDER APPROPRIATE ACTION WITH RESPECT TO SUCH NON-APPROVAL.

                                   PROPOSAL 4

                          APPROVAL OF RULE 12B -1 PLAN

     The Board of Trustees also is recommending that Participants approve IPAIT's Rule 12b-1 Plan in the form attached as Appendix B. The Rule 12b-1 Plan was first adopted by the Board of Trustees on March 16, 1993 in anticipation of IPAIT's registration as an investment company under the 1940 Act.

     When IPAIT was formed in October of 1987, IPAIT entered into agreements with each of the Associations pursuant to which IPAIT paid each of the Associations a fee based on the total net assets of IPAIT derived from the investments made by the Participants in the Portfolios that were members of the Associations. These fees were paid to facilitate the distribution of IPAIT through the Associations. The Associations permitted IPAIT to use their respective logos in the offering materials and they provided administrative support for IPAIT. When the Board of Trustees determined to register IPAIT as an investment company with the SEC under the 1940 Act in 1993, the Board of Trustees determined that these fees were fees payable in furtherance of IPAIT's distribution and therefore should be subject to the terms of a plan adopted under Rule 12b-1.

     From the fist adoption of the Rule 12b-1 Plan, the Rule 12b-1 Plan was annually approved by the Board of Trustees. The Plan was last approved by the Board of Trustees at their meeting held on August 27, 2003. At their meeting on July 12, 2004, the Board of Trustees, in calling a meeting of Participants to elect the Trustees as discussed in Proposal 1, considered including the approval of the Rule 12b-1 Plan to the agenda of the participant meeting. They determined to do so because it was prudent and to resolve any ambiguity in prior approvals.

     At its August 27, 2003 board meeting, the Board of Trustees of the Trust, voted to approve the continuance of the Rule 12b-1 Plan. In connection with its review of the Rule 12b-1 Plan, the Board requested and reviewed materials furnished by the Administrator, which included information about the fees paid. The Board considered other factors as well, including the merits of possible alternative plans; the possible benefits of the Rule 12b-1 Plan to any other person relative to those expected to inure to the IPAIT; the effect of the Rule 12b-1 Plan on existing Unit holders; and whether the Rule 12b-1 Plan has produced the anticipated benefits. Based on its consideration of these factors, among others, the Board concluded in the exercise of its reasonable business judgment and in light of its fiduciary duties under state law and Sections 36(a) and (b) of the Investment Company Act of 1940 that (i) there is reasonable likelihood that said 12b-1 Plan will benefit each of the Iowa Public Agency Investment Trust and the Participants; (ii) it is in the best interest of the Iowa Public Agency Investment Trust and its unitholders to contract for Distribution Services; (iii) the services provided under the contract are reasonably necessary; (iv) the services provided are in nature and quality at least equal to similar services by independent third parties; and (v) the fees for the services under the Distribution Agreement are fair and reasonable in light of the usual and customary charges for service of the same nature and quality. The Board of Trustees then approved the Rule 12b-1 Plan and the related agreements with the Associations.

DESCRIPTION OF THE RULE 12B-1 PLAN

     The following paragraphs briefly describe the terms of the Rule 12b-1 Plan. For a complete understanding of the Rule 12b-1 Plan, please refer to the form of Rule 12b-1 Plan provided as Appendix B.

     The Rule 12b-1 Plan Trust allows IPAIT to pay each of the Associations a monthly service fee at an annual rate not to exceed 0.10% of the IPAIT's average net assets attributable to the those Particpants that were members of the respective association. For the fiscal year ended June 30, 2003, IPAIT paid the Iowa League of Cities $174,830 and $67,063, the Iowa State Association of Counties $59,079 and $0 and the Iowa Association of Municipal Utilities $34,863 and $4,792 in fees under the 12b-1 Plan for the Diversified and Direct Government Obligation Portfolios respectively. These collectively represented ..10% of the average net assets of the Diversified and Direct Government Obligation Portfolios respectively. The fees paid are compensatory and are paid under the Plan for the expenses and services provided to IPAIT by the Associations in connection with meetings of the Board of Trustees, evaluation of the performance of IPAIT's service providers, reviews of compliance with investment policies, providing reports, maintaining trust records.

     The Rule 12b-1 Plan can continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose. The Board of Trustee has been comprised of all independent trustees since its inception. The Rule 12b-1 Plan may be terminated at any time with respect to a Portfolio on 60 days' written notice by vote of a majority of the Trustees, or by vote of the Participants holding a majority of the outstanding Units of a Portfolio.

     The Board of Trustees reviews quarterly written reports of payments made under the Rule 12b-1 Plan. If Participants do not approve the Rule 12b-1 Plan, the Rule 12b-1 Plan will be deemed to have terminated on the day of the meeting and the IPAIT will no longer will be making payments to the Associations under the Rule 12b-1 Plan.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE PARTICPANTS VOTE TO APPROVE THE RULE 12B-1 PLAN.

                                   PROPOSAL 5

          CHANGE IN THE FUNDAMENTAL INVESTMENT POLICY OF THE PORTFOLIOS

     At the July 12, 2004 meeting of the Board of Trustees, the Board reviewed and considered the fundamental investment policies of the Portfolios in connection with a review of IPAIT's policies and procedures implementing the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940. Since inception of IPAIT in 1987, IPAIT conformed its operations to the requirements of Rule 2a-7 in all respects, except with respect to the issue of the maturity of securities eligible for purchase. Rule 2a-7 permits securities to have maturities of up to 397 days. At inception, IPAIT, as a fundamental investment policy restricted its investments to securities with maturities of no longer than 365 days. This was because while there were no specific restrictions on maturities under the Iowa code the Board wanted to conform its operations to the amortized cost method of valuation and chose to take a more restrictive approach and limit it to maturities of 365 days. In 1992, the Iowa code was amended and permitted public agencies to not only invest in money market funds operating under 2a-7, but also permitted public agencies to invest through a joint investment trust, organized under Iowa Code Chapter 28E that was registered under the Investment Company Act of 1940 and operating in conformity with Rule 2a-7. Iowa code section 12B.10(5). says in part:

"Political subdivisions of this state, including entities organized pursuant to chapter 28E whose primary function is other than to jointly invest public funds, shall purchase and invest only in the following:

f. An open-end management investment company registered with the federal Securities and Exchange Commission under the federal Investment Company Act of 1940, 15 U.S.C. ss. 80(a), and operated in accordance with 17 C.F.R. ss. 270.2a-7.

g. A joint investment trust organized pursuant to chapter 28E prior to and existing in good standing on the effective date of this Act or a joint investment trust organized pursuant to chapter 28E after April 28, 1992, provided that the joint investment trust shall either be rated within the two highest classifications by at least one of the standard rating services approved by the superintendent of banking by rule adopted pursuant to chapter 17A and operated in accordance with 17 C.F.R. ss. 270.2a-7, or be registered with the federal securities and exchange commission under the federal Investment Company Act of 1940, 15 U.S.C. ss. 80(a), and operated in accordance with 17 C.F.R. ss. 270.2a-7. The manager or investment advisor of the joint investment trust shall be registered with the federal securities and exchange commission under the Investment Advisor Act of 1940, 15 U.S.C. ss. 80(b)."

The Board considered that extending the permitted maturity for IPAIT investments in either portfolio to 397 days was fully permissible under Iowa law. Further, the Board considered the extension of the permitted maturity to 397 days might provide for slightly increased yield for the Portfolios. As a result, Board approved conforming changes to the fundamental investment policies of the Portfolios to extend the permitted maturity of otherwise permitted and eligible investments to 397 days in conformity to Rule 2a-7. Because the changes were changes to a fundamental policy, the change must be approved by the Participants and the Board directed that the issue be included in this proxy statement.

THE BOARD OF TRUSTEE RECOMMENDS THAT PARTICPANTS VOTE FOR THE CHANGE IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS TO PERMIT INVESTMENTS IN PERMITTED AND ELIGIBLE SECURITIES WITH MATURITIES OF UP TO 397 DAYS AS PROVIDED IN RULE 2A-7.

                             ADDITIONAL INFORMATION


RECORD DATE AND NUMBER OF OUTSTANDING UNITS

The Board of Trustees of IPAIT has fixed the close of business on July 30, 2004 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 237,569,501 and 33,316,310 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio respectively.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio and the Direct Government Obligation Portfolio of IPAIT and are not as a matter of law permitted to own any such Units.

     The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio and the Direct Government Obligation Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of July 30, 2004 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

                              DIVERSIFIED PORTFOLIO

NAME                                        # UNITS                     %
City of Cedar Rapids                        29,525,965                  12
City of Coralville                          27,482,309                  12
City of Bettendorf                          19,735,354                   8
City of West Des Moines                     14,749,159                   6

                     DIRECT GOVERNMENT OBLIGATION PROTFOLIO

NAME                                        # UNITS                     %
City of Cedar Rapids                        29,448,676                  88
West Des Moines Waterworks                   3,852,457                  11


                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

     Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                                   APPENDIX A



                                ADVISOR AGREEMENT


                                     between


                       IOWA PUBLIC AGENCY INVESTMENT TRUST


                                       and


                        INVESTORS MANAGEMENT GROUP, LTD.





                       January 1, 2004 - December 31, 2006

                                ADVISOR AGREEMENT


     This Agreement is made by and between the Iowa Public Agency Investment Trust, an Iowa common law trust formed pursuant to Iowa Code chapter 28E and sections 331.555 and 384.21 (the "Trust"), and Investors Management Group, Ltd., an Iowa corporation (the "Advisor") as follows: WHEREAS, the Trust was established in Iowa by a Joint Powers Agreement and Declaration of Trust dated as of October 1, 1987; and WHEREAS, the beneficial interest of the Participants under the Joint Powers Agreement and Declaration of Trust in the property of each series of the Trust is divided into Units (the "Units"); and WHEREAS, the Trust offers a Fixed Term Automated Investment Program; and WHEREAS, pursuant to a Custodian Agreement, dated January 1, 2004, (the "Custodian Agreement"), Wells Fargo Bank Iowa, National Association, is custodian (the "Custodian") to the Trust; and WHEREAS, pursuant to an Administrator Agreement, dated January 1, 2004, Investors Management Group, Ltd. (the "Administrator") has agreed to provide certain administrative services; and WHEREAS, the Trust desires to avail itself of the experience, resources, advice, and assistance of the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Trustees of the Trust, as provided herein; and

     WHEREAS, the Advisor is willing to undertake to render such services, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                        ARTICLE I. DELIVERY OF DOCUMENTS

     Section 1.1. Documents Delivered. The Trust has delivered to the Advisor properly certified or authenticated copies of each of the following documents presently in effect and will deliver to them all future amendments and supplements, if any:

     A. Amended Joint Powers Agreement and Declaration of Trust dated as of October 1, 1987 as amended August 1, 1988 and May 1, 1993 (the "Declaration");

     B.   Restated Bylaws of the Trust (the "Bylaws");

     C. Certified resolutions of the Trustees of the Trust authorizing the appointment of Investors Management Group, Ltd., as Advisor of the Trust and approving the form of this Agreement;

     D.   Information Statement of the Trust (the "Information Statement"); and

     E. A Certificate of the Secretary of the Trust setting forth the names and specimen signatures of the individuals authorized to act on behalf of the Trust in connection with matters arising hereunder as authorized officers.

     F.   A copy of the Custodian Agreement dated January 1, 2004.

     G.   A copy of the Administrator Agreement dated January 1, 2004.

     H.   A copy of the Advisor Agreement, dated January 1, 2004.

                ARTICLE II. APPOINTMENT, DUTIES AND COMPENSATION

     Section 2.1. Appointment of Advisor. The Trust hereby appoints, pursuant to
Section 3.1 of the Declaration, Investors Management Group, Ltd., as Advisor of the Trust on the terms and for the period set forth in this Agreement, and Investors Management Group, Ltd., hereby accepts such appointment and agrees to perform the services and duties set forth in Section 2.2 hereof for the compensation provided in Section 2.3 hereof.

     Section 2.2 Service and Duties The following provisions of this Agreement relate to the functions of the Advisor in its capacity as Advisor:

     A.The Advisor shall:

          1. Supervise continuously the investment program of the Trust, the administration of the investment program, and the composition of its portfolios;

          2. Provide investment research, evaluation, and supervision of the Trust's investments;

          3. Determine what investment instruments shall be purchased or sold by the Trust;

          4. Arrange for the purchase and the sale of investment instruments held in each portfolio of the Trust and the Fixed Term Automated Investment Program;

          5. In connection with the purchase of certificates of deposit by the Trust, establish and maintain a list of state banks, national banks, savings and loan associations, and savings banks located within Iowa that qualify as depositories of public agencies under Iowa law and meet criteria established or approved by the Trustees of the Trust;

          6. Place all orders for the purchase, sale, or exchange of the Trust's assets;

          7.   Attend all meetings of the Trustees and Participants;

          8. Attend, assist with, or conduct workshops, informational meetings or seminars organized or sponsored by the Trust;

          9. Furnish the Trustees with statistical information, reports, and evaluation of Trust assets, and such other information as the Trustees may require for the management of the Trust; and

          10. Evaluate the performance of the Trust, the Administrator and the Custodian and furnish such other information as the Trustees may require for the management of the Trust. Such evaluations and information will be furnished in response to inquiries from Trustees and in responding thereto the Advisor will seek such information, as is appropriate, from the Custodian and from other parties. The Advisor will not undertake extensive independent investigations in order to respond to such inquiries and will therefore not be liable for losses or claims incurred by the Trust arising as a result of problems investigated by the Advisor.

          11. In conjunction with the Administrator, provide, upon the request of a Participant of the Trust, individualized advice and consultation to such Participant regarding such Participant's cash management program.

          12. Monitor daily and weekly valuations of each series and if the amortized cost value deviates materially from the market value (more than .5%) will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to Participants.

          13. There shall be established by the Trust an internal control structure to assure compliance with the Declaration of Trust, the Agreements, Trust policies and procedures, and applicable laws and rules. In conjunction with the Trust appointed legal counsel and public accounting firm, provide support and assistance with audits and reviews as required by the Trust.

     B. Compliance. The Advisor shall act in conformity with the Declaration, the Bylaws and the Information Statement and with the instructions and directions of the Trustees and shall conform to and comply with all applicable federal and state laws, rules and regulations, including, but not limited to, the Investment Company Act of 1940 and all rules and regulations promulgated thereunder.

     C. Placement of Orders. The Advisor shall place all orders for the purchase, sale, loan or exchange of investment instruments for the Trust's account with brokers or dealers selected by the Advisor. The Advisor shall determine whether investment instruments are Permitted Investments. The Advisor is authorized as the agent of the Trust to give oral instructions to the Trust's Administrator and Custodian, confirmed by written instructions to the Custodian, as to deliveries of securities and payments for the account of the Trust. In connection with the selection of brokers and dealers and the placing of orders, the Advisor is directed to seek the most favorable execution and price.


     D. Best Judgment. The Advisor shall give the Trust the benefit of its best judgment, experience and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any investment instrument, whether the purchase, sale or retention is based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention is made and such other individual, firm or corporation was selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Trust or its Participants by reason of misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, nor shall anything herein contained constitute a waiver or limitation on any rights which the Trust may have under any federal securities laws.

     E. Maintain Name of Trust. The Advisor will maintain the name "Iowa Public Agency Investment Trust" and assigns all right, title and interest in this name to the Trust and agrees to relinquish any and all right to use of this name by assignment or otherwise upon the termination of this Agreement or extension thereof.

     F. Program Support and Development. The following provisions of this Agreement relate to the functions of the Advisor in its capacity as provider of program support and development services. The Advisor shall:

          1. Provide the services of a dedicated program representative to illustrate the advantages of the investment services provided by the Trust to Participants and potential participants and administer the Unit Holder Services Plan;

          2. Annually prepare and present to the Trustees a summary of anticipated activities and the projected results of support and development of the program and Unit Holder Service;

          3. Annually prepare recommendations of enhancements to the Trustees to be funded by existing and anticipated reserves within the Trust Administration Fund; and

          4. Quarterly prepare and present to the Trustees summaries of results of program support and development activities.

     Section 2.3. Compensation. For the services to be rendered and the obligations assumed by the Advisor pursuant to section 2.2 of this Agreement, the Trust will pay to the Advisor as full compensation a fee as provided in attachment Exhibit A.

                              ARTICLE III. EXPENSES

     Section 3.1. Expenses Paid by Advisor. The Advisor shall pay the following expenses, in addition to the expenses to be paid pursuant to Section 2.2:

     A. Costs of printing the Information Statement and such other documents as may be used by the Trust in connection with its seeking and obtaining of additional Participants;

     B. Administrative costs of the Trust associated with the performance of the Agreement; and

     C. Expenses of preparing, printing and mailing Information Statements, reports, notices and proxy material to Participants of the Trust.

     Section 3.2. Expenses Paid by the Trust. All expenses of the Trust not allocated to the Advisor pursuant to Section 3.1 hereof shall be paid by the Trust, including, but not limited to the following:

     (A)  Interest and taxes, if any;

     (B)  Brokerage commissions;

     (C)  Compensation (if any) and expenses of its Trustees;

     (D)  Legal, audit and accounting expenses;

     (E)  Fees and expenses of the Custodian;

     (F) Costs of appropriate insurance written by reputable insurers for the Trust and its interests;

     (G) Expenses incidental to holding meetings of the Trustees or its Participants;

     (H) Nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto;

          and

     (I) Trust operations expenses incurred directly by the Trust and authorized by the Trustees.

                      ARTICLE IV. LIMITATIONS OF LIABILITY

     Section 4.1. Trust's Liability Limitation. The Trust has been created pursuant to the Declaration, a copy of which has been delivered to the Advisor. Reference is hereby made to Article V of such Declaration which contains certain provisions limiting the liability of the Trustees, Participants, officers, employees and agents of the Trust. The obligations of the Trust created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, Participants, officers, employees or agents of the Trust, and only that portion of the Trust Property necessary to satisfy the obligations of the Trust arising hereunder shall be bound or affected by the operation of this Agreement. When dealing with third parties on behalf of the Trust, the Advisor shall include such recitals in written documents as may be reasonably requested by the Trust pursuant to the provisions of the Declaration regarding the limitation of liabilities of the Trustees, Participants, officers, employees and agents of the Trust to the third parties.

     Section 4.2. Indemnification. The Advisor will indemnify, hold harmless, and protect the Trust against any damages, claims, liability, and costs, including attorneys' fees, proximately caused by the Advisor's negligent error or omission in the performance of any professional services within the responsibility of the Advisor or to any breach of duty or obligation assumed by or required by the Advisor under the terms of this Agreement.

                        ARTICLE V. INSURANCE REQUIREMENTS

     Section 5.1 The Advisor shall purchase and maintain such insurance as will protect the Advisor from claims set forth below which may arise out of or result from the Advisor's operations under this Agreement, whether such operations be by the Advisor or by any sub-contractor or by anyone directly or indirectly employed by and of them, or by anyone for whose acts any of them may be liable:

     A. Claims under Workers' Compensation, disability benefit, and other similar employee benefit acts.

     B. Claims for damages because of bodily injury, occupational sickness or disease, or death of the Advisor's employee.

     C. Claims for damages because of bodily injury, sickness or disease, or death of any person other than Advisor's employee.

     Section 5.2 The insurance to be maintained by Advisor shall be written as follows:

     A. Workers' Compensation and Employers Liability Insurance as prescribed by Iowa law minimum limits shown below covering Employers Liability:
          Bodily Injury by accident$500,000 each accident

          Bodily Injury by disease$500,000 each accident Bodily Injury by disease$500,000 policy limit

     B. Commercial General Liability Insurance Combined Single Limits shown below covering Bodily Injury, Property Damage and Personal Injury:
          General Aggregate Limit$2,000,000 Products-Completed Operations Aggregate Limit$2,000,000 Personal and Advertising Injury Limit$1,000,000 Each Occurrence Limit$1,000,000 Fire Damage Limit (for any one fire)$ 50,000 Medical Damage Limit (any one person)$ 5,000

     C. Automobile Liability insurance, covering all owned, non-owned, hired and leased vehicles with a minimum combined single limit for Bodily Injury and Property Damage of $1,000,000 per accident. Insurance must include Contractual Liability.

     D. Bankers Professional Liability Insurance covering activities of this Agreement. Limit:Minimum of $5,000,000 each claim $5,000,000 aggregate Retention per loss: Please state. This insurance must include the following features.

          1. Coverage for all premises and operations. The policy shall be endorsed to provide the Aggregate Per Project Endorsement.

          2.   Personal and Advertising Injury.

          3.   Operations by independent service provider.

          4.   Contractual Liability coverage.

          5. Coverage for property damage underground or damage by explosion or collapse (XCU).

          6. Umbrella/Excess Insurance - At Advisor's option, the limits specified in this Agreement may be satisfied with a combination of primary and Umbrella/Excess Insurance.

          7. Additional Insured - The Advisor will include the Trust as additional insured on all policies except Worker's Compensation as respects all work performed under this Agreement.

          8. Insurance Certificates - Each policy noted above shall be issued by an insurance company authorized to write such insurance in the State of Iowa and shall be reasonably acceptable to the Trust. These insurance policies shall not be cancelled without at least 10 days prior written notice to the Trust. A properly executed Certificate of Insurance showing evidence of these insurance requirements shall be delivered to the Trust prior to the commencement of work.

     E. Subrogation. To the extent that such insurance is in force and collectible and to the extent permitted by law, the Trust and Advisor each hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall apply to damage to Advisor's equipment, tools, and other personal property as well as automobiles. A WAIVER OF SUBROGATION is also required as respects the Advisor's Workers Compensation insurance.

                      ARTICLE VI. DURATION AND TERMINATION

     Section 6.1. Term of Agreement. This Agreement, unless sooner terminated as provided in Section 6.2 or 6.3 hereof, shall continue until midnight December 31, 2006.

     Section 6.2. Early Termination. Notwithstanding the provisions of the preceding Section 6.1, this Agreement may be terminated at any time by either party, without the payment of any penalty by either party upon sixty (60) days written notice to the other party.

     Section 6.3. Termination on Assignment. This Agreement automatically and immediately terminates without notice or penalty in the event of assignment by any party hereto without giving prior written consent to such assignment.

                     ARTICLE VII. CONSULTATION AND RELIANCE

     Section 7.1. Consultation with Counsel. The Advisor may consult with reputable and experienced legal counsel (who may be counsel to the Trust) concerning any question that may arise with reference to its duties under this Agreement, and the opinion of such counsel is full and complete protection in respect of any action taken or omitted by the Advisor in good faith and in accordance with the opinion.

     Section 7.2. Reliance on Certificates. The Advisor is not liable and is fully protected in relying upon any notice, instrument, direction or other communication that the Advisor reasonably believes (based on the most recent certificate of the Secretary of the Trust that has been received by the Advisor) to have been given by an individual authorized to act on behalf of the Trust consistent with the Agreement, the Custodian Agreement, the Administrator Agreement, the Declaration of Trust, and the policies and procedures of the Trust of which it has notice.

                           ARTICLE VIII. MISCELLANEOUS

     Section 8.1. Other Activities of the Advisor. Nothing in this Agreement shall prevent the Advisor or its officers, directors or employees from acting as investment advisor or manager or administrator for any other person, firm, corporation or entity and shall not in any way limit or restrict the Advisor or any of its directors, officers, partners or employees, or any of its affiliates' directors, officers, partners or employees from buying, selling or trading any investment instruments for its or their own accounts, or for the accounts of others for whom it or they may be acting. The Advisor represents that it will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations to the Trust under this Agreement. Directors, officers, partners, employees and agents of the Advisor or of affiliated persons of the Advisor may serve as officers, employees or agents of the Trust solely within the limitations of the Declaration.

     Section 8.2. Compliance with Laws, Rules and Regulations. Anything in this Agreement to the contrary notwithstanding, the Advisor shall refrain from any action which, in its reasonable judgment, or in the judgment of the Trustees of which the Advisor has written notice, would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Trust or its Participants or which would not be permitted by the Declaration.

     Section 8.3. Opinions and Reports. The Advisor shall provide such opinions and reports of legal counsel and certified public accountants as may be requested regarding the Advisor Agreement and relationship with the Trust and the adequacy and sufficiency of accounting, record keeping, and reporting obligations of the Advisor pursuant to this Agreement. The Advisor shall provide the Trust with the most recent report of independent auditors concerning its function pursuant to this Agreement. The report shall be provided prior to each annual closing of the Trust; provided, however, that the Advisor shall notify the Trust immediately upon receipt of any such report which contains any qualifications or indication of existence of weakness.

The Advisor shall provide the trust within thirty (30) days of receipt of all communications from its auditor or any regulatory authority of a material weakness in internal control structure, or regulatory orders or sanctions against the Advisor.

     Section 8.4. Recommendations. Without limiting the generality of the foregoing paragraph, the Advisor shall not recommend, or arrange for, the purchase by the Trust of any investment instrument which is not a Permitted Investment or the purchase or other acquisition of which would constitute a violation of the investment restrictions applicable to the Trust set forth in the Declaration or the policies and procedures of the Trust of which it has notice.

     Section 8.5. Dealing with Third Parties. When dealing with third parties on behalf of the Trust in connection with the execution of investment transactions and other matters, the Advisor shall include such recitals in written documents as may be reasonably requested by the Trust pursuant to the provisions of the Declaration regarding the limitation of liability of the Trustees, Participants, officers, employees and agents of the Trust to third parties.

     Section 8.6. Amendments. This Agreement shall not be modified or amended without the consent of each party, which consent must be evidenced by an instrument in writing executed by each party, or by their respective successors or permitted assigns.

     Section 8.7. Captions. The captions in this Agreement are included for convenience of reference only and shall in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     Section 8.8. Severability. If any provision of this Agreement shall be held invalid under any applicable statute or regulation or by a decision of a court of competent jurisdiction, this invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions are severable. Section 8.9. Binding Effect. Subject to the provisions of Section 5.3, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 8.10. Notices. Notices or consents of any kind required or permitted under this Agreement shall be in writing and shall be deemed duly delivered if delivered in person or if mailed by certified mail, return receipt requested, or telegraph, postage prepaid, to the appropriate party as follows:

                       If to the Trust:

                            Iowa Public Agency Investment Trust
                            c/o Edgar H. Bittle
                            Ahlers & Cooney, P.C.
                            100 Court Avenue, Suite 600
                            Des Moines, Iowa 50309

                       If to the Advisor or Administrator:

                           Investors Management Group, Ltd.
                           1415 28th Street, Suite 200
                           West Des Moines, Iowa 50266
                           Attention: Mark A. McClurg

                       If to the Custodian:

                           Wells Fargo Bank Iowa, N.A.
                           Investment Management and Trust Department
                           666 Walnut Street
                           P.O. Box 837
                           Des Moines, Iowa 50304
                           Attention: Vice President, Custody Services

or at such other address or to the attention of such other individual specified by written notice.

     Section 8.11. Entire Agreement. This Agreement, and the documents delivered pursuant to Section 1.1 constitute the entire agreement between the parties.

     Section 8.12. Applicable Law. This Agreement shall be deemed to have been executed in the State of Iowa, and the laws of the State of Iowa govern the construction of this Agreement and the rights and remedies of the respective parties hereto.

     Section 8.13. Enforcement and Waiver. Each party has the right at all times to enforce the provisions of this Agreement in strict accordance with the terms, notwithstanding any conduct or custom on the part of such party in refraining from so doing at any time or times. The failure to enforce its rights under those provisions, strictly in accordance with the same, is not construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of the respective parties are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

     Section 8.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     Section 8.15. Effectiveness. This Agreement shall take effect January 1, 2004.

     IN WITNESS WHEREOF, the parties hereby have caused this instrument to be executed by their officers designated below as of the _______ day of ______, 2003. IOWA PUBLIC AGENCY INVESTMENT TRUST


                                     By
                                       --------------------------------------
                                                       Chair

                                                      Attest:


                                        ------------------------------------
                                                     Secretary

                                         INVESTORS MANAGEMENT GROUP, LTD.


                                     By
                                        -------------------------------------

                                                      Attest:


                                        --------------------------------------

                                    EXHIBIT A


     The Advisor shall receive an advisor fee payable monthly and computed at an annual rate equal to .12% of the Trust's average daily assets up to $150 million. If the Trust's average daily assets of the Diversified Portfolio or the DGO Portfolio are greater than $150 million but less than $250 million, the fee shall be .095% of the Trust's average daily assets for that amount in excess of $150 million for that Portfolio. If the Trust's average daily assets of the Diversified Portfolio or the DGO Portfolio are greater than $250 million, the fee shall be .07% of the Trust's average daily assets for that amount in excess of $250 million for that Portfolio.

     The annual fee for operating the Fixed Term Automated Investment Program will be 24.49% of the fee collected on securities purchased through the Fixed Term Automated Investment Program in accordance with the schedule of fees approved by the Trustees, the Administrator, the Advisor, and the Custodian. Such fee will be paid by Participants from earnings on the amount invested pursuant to the Fixed Term Automated Investment Program.

     Subject to the foregoing, the fees shall be computed daily and paid monthly. The fee may be modified upon the mutual agreement of the parties to this Agreement in writing.

                                   APPENDIX B

                       IOWA PUBLIC AGENCY INVESTMENT TRUST

                              PLAN OF DISTRIBUTION

     WHEREAS, Rule 12b-1 under the "Investment Company Act of 1940 ("Rule 12b-1") provides that, except as provided in Rule 12b-1, it shall be unlawful for any registered open-end management investment company (other than such company complying with the provisions of Section 10(d) under the Investment Company Act of 1940 (the "1940 Act")) to act as distribution of securities of which such company is the issuer, except through an underwriter;

     WHEREAS, Rule 12b-1 provides that a registered open-end management investment company will be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter, if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature;

     WHEREAS, the Iowa Public Agency Investment Trust, an Iowa common law trust (the "Trust"), has entered into licensing agreements with the Iowa State Association of Counties, the Iowa Association of Municipal Utilities and the League of Iowa Municipalities (the "Sponsoring Associations") pursuant to which each Sponsoring Association provides administrative services to the Trust (the "Agreements");

     WHEREAS, Rule 12b-1 provides that a registered, open-end management company may act as a distributor of securities of which it is the issuer, provided that any payments made by such company in connection with such distribution are made pursuant to a written plan describing all material aspects of the proposed financing of distribution and that all agreements with any person relating to implementation of the plan are in writing, and provided further that certain additional conditions are met;

     NOW, THEREFORE, the following constitutes the Plan of Distribution ("the Plan"), pursuant to which distribution of the Trust Units of beneficial interest (the "Units") shall be made:

     (a) The Trust is solely responsible for all actions required to be taken in connection with the offer and distribution of the Units.

         Section 2.  Payment of Costs of Distribution.

     (a) As long as the Agreements or any amendment thereto complying with Sections 5 and 7 of this Plan, remain in effect, the Trust shall pay monthly to the Sponsoring Associations an amount calculated of the annual rate of .10% of average daily net assets of the Trust Portfolios Average daily net assets is computed in accordance with the Information Statement.

     Payments made by the Trust are for expenses and services, including clerical and administrative services in connection with meetings of the Board of Trustees, evaluation of performance of service providers, review of compliance with investment policies, providing the Board of Trustees various reports thereon,.and maintaining Trust records.

     (b) This Plan is subject to limitations imposed by the Sales charge Rule, unless the Trust, the Sponsoring Associations or any other person obtains exemptive relief from the provisions Trust of the Sales Charge Rule of Article III, Section 26 of the NASD Rules of Fair Practice Re: Regulations by the NASD of Mutual Fund Asset-Based Sales Charges as described in NASD Notice to Members 90-56.

     Section 3. Portfolio Approvals.

     (a) The Trust represents that this Plan, together with the Agreements, has been approved by a vote of the Trustees, and of the Trustees of the Trust who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto, and have no direct or indirect financial interest in the operation of the Plan, or in the Agreements, or any other agreement related to the Plan ("Interested Persons"), cast in person at a meeting called for the purpose of voting on the Plan and the Agreements.

     (b) In approving the Plan and the Agreements, the Trustees have undertaken the following:

          (1) The Trustees have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and sections 36(a) and 36(b) of the 1940 Act, that the Plan will benefit the Trust and its Participants.

          (2) The Trustees have requested and evaluated such information as was reasonably necessary to an informed determination of whether the Plan should be implemented and, in connection therewith, officials of the Sponsoring Associations, as a party to agreements related to the Plan, have finished such information reasonably necessary for the foregoing purposes.

          (3) The Trustees have considered and given appropriate weight to all pertinent factors, including, without limitation, the following:

               (A) the need for independent counsel or experts to assist the Trustees in reaching a determination;

               (B) the nature of the problems or circumstances which purportedly make implementation of the Plan necessary or appropriate;

               (C)  the causes of such problems or circumstances;

               (D) the way in which the Plan would address these problems or circumstances and how it would be expected to resolve or alleviate them, including the nature and approximate amount of the expenditures to the overall cost structure of the Trust, the nature of the anticipated benefits and the time it would take for those benefits to be achieved;

               (E)  the merits of possible alternative plans;

               (F) the interrelationship between the Plan and the activities of any other person who finances or has financed distribution of the Units, including whether any payments by the Trust to such other person are made in such a manner as to constitute the indirect financing of distribution by the Trust; and

               (G) the possible benefits of the Plan to any other person relative to those expected to inure to the Trust.

     Section 4. Reports to and Review by the Trustees.

     (a) Any person authorized to direct the disposition of moneys paid or payable by the Trust pursuant to the Plan shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the specific purposes for which such expenditures were made.

     (b) The Agreements and any other agreement related to the Plan shall, by their respective terms, provide that appropriate officers of the Sponsoring Associations, or any party to such other agreement, shall provide the Trustees with such information as may be reasonably necessary to the Trustees for the purposes required by Sections 3(a), 3(b) and 7(d) of this Plan.

     Section 5. Concerning Agreements Related to the Plan.

     In addition to the requirements contained in Sections 4(b) and 8 of the Plan, the Agreements and any other agreement related to the Plan shall be in writing and shall provide in substance that such agreement shall be terminated:

     (a) at any time, without the payment of any penalty, by vote of a majority of the members of the Trustees who are not Interested Persons or by vote of a majority of the Participants ofthe Trust on not more than sixty (60) days written notice to the other party thereto; provided that if a majority of the Participants of any Portfolio votes to terminate this Plan, such termination shall be effective with respect to such Portfolio, whether or not the Participants of any other Portfolio have voted to terminate this Plan; and

     (b) automatically, in the event of itsassignment.

     Section 6 Amendments an Modifications.

     The Plan, the Agreements and any other agreement related to the Plan shall not be amended, modified or superseded except by an agreement in writing, and, in addition:

     (a) may not be amended to increase materially the amount to be spent for costs of distribution of any Portfolio of the Trust, as provided in Section 2 of this Plan, without the approval of a majority of the outstanding Units of such Portfolio subject to such increase; and

     (b) may not be amended in any material manner unless such amendment has been approved in the manner provided in, and consistent with the procedures specified by, Sections 3(a), 3(b) and 7(d) of this Plan.

     (c) If a majority of the Participants of any Portfolio votes to amend this Plan, such amendment shall be effective with respect to such Portfolio, whether or not the Participants of any other Portfolio vote to adopt such amendment.

     Section 7 Continuation and Termination.

     (a) Plan shall terminate automatically in the event the participant approval required pursuant to Section 9 is not received.

     (b) The Plan, the Agreements and any other agreement related to the Plan shall continue in effect for a period of more than one (1) year from its adoption only as long as the continuance is specifically approved in the manner described in subsection (d) of this Section.

     (c) The Plan may be terminated at any time by a majority of the members of the Board of Trustees who are not Interested Persons or by vote of a majority of the Participants.

     (d) In determining whether the Plan shall be continued or terminated as provided in this Section, the Trustees shall make such determination in the manner provided in, and consistent, with the procedures specified by, Sections 3(a) and 3(b) of this Plan; provided that, in addition to the factors specified in Section 3(b)(3), the Trustees shall also consider and give appropriate weight to the following factors:

               (1)  the effect of the Plan on existing Participants; and

               (2) whether the Plan has, in fact, produced the anticipated benefits for the Trust and Participants.

     Section 8 Preservation of Information.

     (a) The Trust shall, for a period of not less than six (6)years, preserve the following information and documentation: the Plan;

               (1)  the Agreements;

               (2)  any other agreement related to the Plan;

               (3)  any report made pursuant to Section 4 of the Plan; and

               (4) all minutes which relate to the approval, amendment or continuation of the Plan, the Agreements or any other agreement related to the Plan.

     (b) With respect to the information and documentation required to be preserved pursuant to subsection (a) of this Section, such information and documentation shall be preserved in an easily accessible place for a period of not less than two (2) years.

     Section 9 Participant Approval and Effective Date,.

     The effective date of this Plan is the date upon which this Plan is approved by the Board of Trustees.

     Wherever referred to in this Plan, the vote or Approval of a majority of the Participants of the Trust or any Portfolio means the vote of (a) sixty-seven percent (67%) of such outstanding Trust Units present at a meeting if the holders of more than fifty percent (50%) of such outstanding Trust Units are present in person or by proxy or (b) more than fifty percent (50%) of such outstanding units, whichever is lesser.

              Approved by the Board of Trustees on March 16, 1993.

                          PROXY/VOTING INSTRUCTION CARD

                         SPECIAL MEETING AUGUST 24, 2004
         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Thomas Bredeweg, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at 1735 NE 70th Avenue, Ankeny, Iowa 50021 on August 24, 2004 at 10:00 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

     Proposal No. 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

                               Terms Expiring 2005
    Don Kerker                  Susan Vavroch                   Robert Hagey

                               Terms Expiring 2006
    Leon Rodas                  Floyd Magnusson                 Tom Hanafan

                               Terms Expiring 2007
    Craig L. Hall               Jody Smith                      Dianne Kiefer


     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

     Proposal No. 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN



     Proposal No. 3: Approve Advisor Agreement

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN



     Proposal No. 4: Approve Rule 12b-1 Plan

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN



     Proposal No. 5: Change in Investment Policy Permitting 397 Day Maturities

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN



     Proposal No. 6: In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN


     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated August 24, 2004 and the Proxy Statement furnished therewith.

Dated ________,___     Authorized Signature:__________________________________


                       Title of Authorized Signatory:___________________________

                       IPAIT PARTICIPANT:__________________________________

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